UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2003

PEREGRINE SYSTEMS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-22209	95-3773312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, San Diego, California (Address of principal executive offices)	92130 (Zip Code)

Registrant’s telephone number, including area code: (858) 481-5000
N/A
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 9. Regulation FD Disclosure

     On August 18, 2003, Peregrine Systems, Inc. issued a press release announcing the election of John Mutch as its president and chief executive officer and James Jenkins as its chairman, effective immediately. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE SYSTEMS, INC.

Date: August 19, 2003

/s/ Kathryn Vizas Kathryn Vizas General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated August 18, 2003, issued by Peregrine Systems, Inc.